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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) August 19, 1997
                                                      ---------------

                            Statewide Financial Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               A press release was issued Tuesday, August 19, 1997 announcing Registrant's 1997 third quarter dividend of $0.11 per share.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
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               Exhibit No.              Description
               -----------              -----------

                  99 A press release was issued Tuesday, August 19, 1997 announcing
                                        Registrant's 1997 third quarter
                                        dividend of $0.11 per share.



     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    August 20, 1997               By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 A press release was issued Tuesday, August 19, 1997 announcing Registrant's 1997 third quarter dividend of $0.11 per share.



     FOR IMMEDIATE RELEASE              Contact: Augustine F. Jehle
     August 19, 1997                                   201-795-4000
                                                 Anthony S. Cicatiello
                                                       732-382-1066


                  STATEWIDE FINANCIAL CORP. INCREASES DIVIDEND


     Jersey City, N.J. (August 19, 1997) . . . Statewide Financial Corp. (Nasdaq: SFIN), the holding company for Statewide Savings Bank S.L.A., announced that its Board of Directors yesterday approved a 10-percent increase in its quarterly dividend, from $0.10 to $0.11 per share, on its common stock. The dividend will be payable on September 29, 1997, to shareholders of record at the close of business on September 5, 1997.

     In announcing the fifth consecutive quarterly dividend paid by Statewide Financial Corp. since its initial public offering on September 29, 1995, Statewide Chairman, President and Chief Executive Officer Victor M. Richel said, "Our primary goal has been to maximize the return to our shareholders as we achieve our financial targets and enhance efficiencies within our operations. This dividend increase is a strong indication that we are performing well and that our strategic plan is on track."

     Headquartered in Jersey City, N.J., Statewide Savings Bank conducts business from 16 locations in Hudson, Union, Bergen and Passaic counties. Statewide's deposits are insured by the Savings Association Insurance Fund (SAIF) of the Federal Deposit Insurance Corporation
     (FDIC).